Exhibit 10.19

Execution Version

AMENDMENT NO. 3
TO
MASTER COLLABORATION AGREEMENT

THIS AMENDMENT NO. 3 TO MASTER COLLABORATION AGREEMENT (this “Amendment No. 3”) is made as of 29th March, 2021 (the “Amendment No. 3 Signing Date”) by and between CENTURY THERAPEUTICS, INC. (f/k/a Century Therapeutics, LLC) having a principal place of business at 3675 Market St., Philadelphia, PA 19104 USA (“Century”) and FUJIFILM Cellular Dynamics, Inc., having a principal place of business at 525 Science Drive, Madison WI 53711, USA (“FCDI”). Century and FCDI are each referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, Century and FCDI are parties to a certain Master Collaboration Agreement having a Signing Date of October 21, 2019, as amended by Amendment No. 1 having an Amendment No. 1 Signing Date of June 24, 2020 and Amendment No. 2 having an Amendment Effective Date of March 23, 2021 (the or this “Agreement”);

WHEREAS, Century and FCDI desire to confirm their understanding to remove certain Services and/or Supporting Activities from the Research Plan and make related adjustments to the Research Budget effective as of August 1, 2020;

WHEREAS, Century and FCDI desire to add certain Services and/or Supporting Activities to the Research Plan and make related adjustments to the Research Budget; Notwithstanding anything to the contrary herein, the terms and conditions of the Agreement, as amended hereby, will govern the Services and Supporting Activities which have been performed and payments which have been made therefor between August 1, 2020 (the “Amendment No. 3 Effective Date”) and the Amendment No. 3 Signing Date.

WHEREAS, Century and FCDI desire to amend the Agreement as set forth herein.

THEREFORE, the Parties agree as follows:

Article 1	AMENDMENTS

1.1.	Amendment of Research Plan. The Research Plan as attached to the Agreement for the period commencing on the Amendment No. 3 Effective Date and ending June 30, 2023 hereby is amended to be the Research Plan as attached as Exhibit A-1 to this Amendment No. 3. The Parties acknowledge and agree that the Approved Research Plan as attached as Exhibit A-1 to this Amendment No. 3 reflects the Parties’ agreement, with respect to the Services and Supporting Activities not yet performed as of the Amendment No. 3 Effective Date, (a) to amend to the Research Plan as originally attached to the Agreement (i) to delete T Cell Objectives 2a.5, 2b, 3, 4c.4, 4c.5, 4d, 5, 6 and 7 in their entirety from the Research Plan and (b) that the Services and Supporting Activities with respect to all other Objectives in the Research Plan as originally attached to the Agreement were either completed or initiated but not completed. References in the Research Plan as attached as Exhibit A-1 to this Amendment No. 3 to “CTx” shall mean Century.

1.2.	Amendment of Approved Research Budget. The Approved Research Budget as attached to the Agreement for the period commencing August 1, 2020 hereby is amended to be the Approved Research Budget as attached as Exhibit C-1 to this Amendment No. 3.

Article 2	MISCELLANEOUS

2.1.	Capitalized Terms. Capitalized terms used, but not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

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Execution Version

2.2.	No Other Amendments. Except as expressly set forth in this Amendment No. 3, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

2.3.	Counterparts and Signatures. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument. Signatures to this Amendment No. 3 transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

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IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 as of the Amendment No. 3 Signing Date.

CENTURY THERAPEUTICS, INC.		FUJIFILM CELLULAR DYNAMICS, INC.

By:	/s/ Osvaldo Flores	By:	/s/ Takeshi Yamamoto
Name:	Osvaldo Flores, Ph.D.	Name:	Takeshi Yamamoto
Title:	President and CEO	Title:	President and Chief Executive Officer

[Signature page to Amendment No. 3 to Master Collaboration Agreement]

Exhibit A 1                                     Research Plan

[***]

Exhibit C-1      Approved Research Budget

[***]

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